SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC. 20549






                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  June 10, 1999





                         AMERICAN PUBLIC HOLDINGS, INC.

             (Exact name of registrant as specified in its charter)

               Mississippi         0-22479             64-0874171
            (State or other    (Commission File     (I.R.S. Employer
            jurisdiction of         Number)          Identification
            incorporation)                               Number)

                          2305 Lakeland Drive
                          Jackson, Mississippi            39208
               (Address of principal executive offices) (Zip code)

                                 (601) 963-6600
              (Registrant's telephone number, including area code)


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Item 5.   Other Events

          On June 10, 1999 American Public Holdings, Inc. issued a press release announcing that it is in negotiations to be acquired by Central Benefits Mutual Insurance Company. The proposed transaction will be subject to further negotiations between the parties, due diligence, approval by the Boards of Directors of both organizations, approval of the holders of a majority of the outstanding shares of the company, and regulatory approvals.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.

               99. Press Release issued by American Public Holdings, Inc. dated June 10, 1999, headed "American Public Holdings in Discussions with Central Benefits Mutual"

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    June 10, 1999

                                    AMERICAN PUBLIC HOLDINGS, INC.



                                 By: /s/ Jerry C. Stovall
                                    ----------------------------------------
                                    Jerry C. Stovall, President
                                    and Chief Executive Officer

                                  EXHIBIT INDEX


99. Press Release issued by American Public Holdings, Inc. dated June 10, 1999, headed "American Public Holdings in Discussions with Central Benefits Mutual"